SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

PROGREEN US, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25429	59-3087128
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6443 Inkster Road, Suite 170-D, Bloomfield Township, MI		48301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 973-8851

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On January 23, 2017, ProGreen US, Inc.’s subsidiary in Baja California, Mexico, Procon Baja JV (Procon), entered into a definitive purchase agreement for, and has taken possession of, a large tract of land situated near the town of El Rosario in Baja California. The land, planned for residential real estate development, is bordering the Pacific Ocean and covers a total area of 2,056 ha (5,100 acres) with 7,5 km (4.7 miles) of ocean front.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGREEN US, INC.
Dated: February 1, 2017
	By:	/s/ Jan Telander
Jan Telander, Chief Executive Officer

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